Exhibit 10.10







                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                          Adopted by Board of Directors
                                December 26, 1984
                                 PLAN YEAR 1998


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                                   SCHEDULE A

         Participants for the 1998 Plan Year consist of Types A, B, and C as defined in the Plan document.

         It is anticipated that the following named persons will meet the eligibility requirements for participation as of December 31, 1998. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 1998.

         Name participants are classified accordingly:

         CLASS A (2 persons) (name and grade level)

               Lawrence T. Jilk, Jr.    117

               Wayne R. Weidner         116


          CLASS B (16 persons) (name and grade level)

               Bruce G. Kilroy          114       Todd Alderfer       111
               Garry D. Koch            114       Nancy R. Corson     111
               Frederick C. Peters II   114       Joseph C. Walker    111
               Sharon L. Weaver         114       Michael L. Wummer   111

               Timothy A. Day           113
               Michael R. Reinhard      113       Larry A. Rush       110
               Bruce L. Ressler         113       Sandra L. Spayd     110
               Gary L. Rhoads           113       Linda S. Stark      110

               Ronald L. Bashore        112
               Joseph C. Walter, Jr.    112

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          CLASS C (26 persons) (name and grade level)

               Joseph Cafarchio         111       Tarrie Miller       107
               Paul Kozlowsky           111       Donna Wentzel       107
               Eric Offner              111       Michelle Debkowski  107
               Lloyd Reichenbach        111
                                                  Marcia Borowski     106

               Brian Appleton           110       Sandra Massaro      105
               Earl Houseknecht         110       Mary Lou Dietz      105
               Gina Powell              110
                                                  Patricia Angstadt   104
               P. Robert Keeley         109       Teresa Steuer       104
               Dennis Moyer             109
               Steven Olson             109
               Dorothy Schwoyer         109
               Robert Moses             109

               Carol Franklin           108
               Robin Hitchcock          108
               Dale Henne               108
               Richard Sutton           108
               Jeffrey Tintle           108


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                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             1998 PERFORMANCE GOALS

         Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL PERFORMANCE GOALS FOR THE 1998 PLAN YEAR
The net operating income of NPB before securities transactions for 1998 must exceed the net operating income of NPB before securities transactions for 1997.

EXTERNAL PERFORMANCE GOALS FOR THE 1998 PLAN YEAR
The net operating income of NPB before securities transactions on realized return on average common equity for 1998 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 1998 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.




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                                  SCHEDULE B-1
                                 PAY OUT FORMULA

         1.       Obtaining an operating return on average equity

                  triggers an incentive pay out as follows:


                  100% of peer group           $0

                  100.1% of peer group         .031% of average assets

                  130% of peer group           .11% of average assets


                  Interpolation is required between 100.1% and 130%.



         2.       Obtaining #1 in return on equity triggers an added

                  pay out of $25,000.


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                                  SCHEDULE B-2

         The banking companies which form the peer group are:

                                    Univest (Souderton)

                                    Keystone Heritage

                                    Fulton Financial Corp.

                                    Susquehanna Bancshares

                                    Harleysville National Corp.

                                    Keystone Financial

                                    S & T Bancorp

                                    National Penn Bancshares, Inc.

                                    BT Financial Corporation

                                    Jeff Banks, Inc.

                                    Omega Financial Corp.



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                                   SCHEDULE C

                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                            DEFERRAL ELECTION LETTER

TO THE COMMITTEE:

         In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provision of the Plan.

1.   This request shall be effective beginning with calendar year 1998.

2. This request shall apply to __________________ of my award. (Expressed as "all" or a designated dollar or percentage limitation.)

3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.


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4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:

         ( ) In one lump sum.

         ( ) In a series of five annual installments.

         ( ) In a series of ten annual installments.


         I agree that such terms and conditions shall be binding upon my beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.




Date                               Signature of Participant


                                   Approved By:


Date                               Signature of the Chairman of the Committee